Columbia Global Equity Fund
Supplement dated June 6, 2011
to the Prospectuses dated December 30, 2010, each as supplemented
Effective June 6, 2011, the information in the “Summary of the Fund” under the caption “Fund Management” is hereby replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Managed Fund Since
Stephen Thornber	Portfolio Manager	2003

Esther Perkins, CFA	Deputy Portfolio Manager	2011
The portfolio managers who lead the team responsible for the day-to-day portfolio management of the Fund, as described in the “More Information About the Fund” section under the caption “Fund Management and Compensation — Investment Manager — Threadneedle” is hereby replaced with the following:
Stephen Thornber, Portfolio Manager
•	Head of global oil sector research team.

•	Managed the Fund since 2003.

•	Joined Threadneedle in 1993 as a fund manager.

•	Began investment career in 1987.

•	BA, Plymouth Polytechnic.
Esther Perkins, CFA, Deputy Portfolio Manager
•	Head of EAFE equities.

•	Managed the Fund since 2011.

•	Joined Threadneedle in 2008 as a fund manager.

•	Began investment career in 1998 as an equity trader at Goldman Sachs International, 1998-2003. From 2004-2008, she was an Investment Director at Standard Life Investments, managing global portfolios.

•	BA, Oxford University; MA, University of Pennsylvania; MBA, Wharton Business School.
The rest of the section remains unchanged.